EX-16(16)(a)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganizations of the UBS Global Equity Fund and the UBS High Yield Fund, each a series of The UBS Funds, a Delaware statutory trust, into the Nationwide Global Equity Fund and the Nationwide High Yield Bond Fund, each a series of the Trust, respectively, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 13th day of June 2012.

/s/ Charles E. Allen Charles E. Allen, Trustee	/s/ Barbara L. Hennigar Barbara L. Hennigar, Trustee
/s/ Paula H.J. Cholmondeley Paula H.J. Cholmondeley, Trustee	/s/ Barbara I. Jacobs Barbara I. Jacobs, Trustee
/s/ C. Brent DeVore C. Brent DeVore, Trustee	/s/ Douglas F. Kridler Douglas F. Kridler, Trustee
/s/ Jeffrey M. Lyons Jeffrey M. Lyons, Trustee	/s/ Keith F. Karlawish Keith F. Karlawish, Trustee
/s/ Phyllis Kay Dryden Phyllis Kay Dryden, Trustee	/s/ David C. Wetmore David C. Wetmore, Trustee

NOTICE

THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR “AGENTS”) BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), WHICH MAY INCLUDE, BUT ARE NOT LIMITED TO, POWERS TO FILE THE FORM N-14 REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS AND ANY AMENDMENTS THERETO, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION, AND TO DO AND PERFORM ALL AND EVERY ACT AND THING REQUISITE TO ALL INTENTS AND PURPOSES AS HE OR SHE MIGHT OR COULD DO IN PERSON AS SUCH AGENTS DEEM NECESSARY TO ENABLE THE UNDERSIGNED PERSONS TO COMPLY IN CONNECTION THEREWITH WITH THE APPLICABLE LAWS OF THE UNITED STATES WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME AS A TRUSTEE OF THE TRUST, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS’ AUTHORITY.

YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS’ FUNDS.

A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 13th day of June, 2012.

/s/ Charles E. Allen Charles E. Allen, Trustee	/s/ Barbara L. Hennigar Barbara L. Hennigar, Trustee
/s/ Paula H.J. Cholmondeley Paula H.J. Cholmondeley, Trustee	/s/ Barbara I. Jacobs Barbara I. Jacobs, Trustee
/s/ C. Brent DeVore C. Brent DeVore, Trustee	/s/ Douglas F. Kridler Douglas F. Kridler, Trustee
/s/ Jeffrey M. Lyons Jeffrey M. Lyons, Trustee	/s/ Keith F. Karlawish Keith F. Karlawish, Trustee
/s/ Phyllis Kay Dryden Phyllis Kay Dryden, Trustee	/s/ David C. Wetmore David C. Wetmore, Trustee

ACKNOWLEDGMENT

We, the undersigned, James Bernstein, Eric E. Miller and Allan J. Oster, have read the attached power of attorney and are the persons identified as the agents for the trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust (the “Grantors”).  We hereby acknowledge that, in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

We shall exercise the powers for the benefit of the Grantors.

We shall keep the assets of the Grantors separate from our assets.

We shall exercise reasonable caution and prudence.

We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Grantors.

Date:  June 13, 2012

/s/ James Bernstein
James Bernstein

/s/ Eric E. Miller
Eric E. Miller

/s/ Allan J. Oster
Allan J. Oster

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganizations of the UBS Global Equity Fund and the UBS High Yield Fund, each a series of The UBS Funds, a Delaware statutory trust, into the Nationwide Global Equity Fund and the Nationwide High Yield Bond Fund, each a series of the Trust, respectively, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 13th day of June 2012.

Signature & Title Principal Executive Officer /s/ Michael S. Spangler Michael S. Spangler, President and Chief Executive Officer
Principal Accounting & Financial Officer /s/ Joseph Finelli Joseph Finelli, Treasurer and Chief Financial Officer

NOTICE

THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR “AGENTS”) BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), WHICH MAY INCLUDE, BUT ARE NOT LIMITED TO, POWERS TO FILE THE FORM N-14 REGISTRATION STATEMENT OF NATIONWIDE MUTUAL FUNDS AND ANY AMENDMENTS THERETO, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION, AND TO DO AND PERFORM ALL AND EVERY ACT AND THING REQUISITE TO ALL INTENTS AND PURPOSES AS HE OR SHE MIGHT OR COULD DO IN PERSON AS SUCH AGENTS DEEM NECESSARY TO ENABLE THE UNDERSIGNED PERSONS TO COMPLY IN CONNECTION THEREWITH WITH THE APPLICABLE LAWS OF THE UNITED STATES WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME AS A TRUSTEE OF THE TRUST, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS’ AUTHORITY.

YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS’ FUNDS.

A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 13th day of June, 2012.

Signature & Title Principal Executive Officer /s/ Michael S. Spangler Michael S. Spangler, President and Chief Executive Officer
Principal Accounting & Financial Officer /s/ Joseph Finelli Joseph Finelli, Treasurer and Chief Financial Officer

ACKNOWLEDGMENT

We, the undersigned, James Bernstein, Eric E. Miller and Allan J. Oster, have read the attached power of attorney and are the persons identified as the agents for the trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust (the “Grantors”).  We hereby acknowledge that, in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

We shall exercise the powers for the benefit of the Grantors.

We shall keep the assets of the Grantors separate from our assets.

We shall exercise reasonable caution and prudence.

We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Grantors.

Date:  June 13, 2012

/s/ James Bernstein
James Bernstein

/s/ Eric E. Miller
Eric E. Miller

/s/ Allan J. Oster
Allan J. Oster